Fees Summary	Feb. 05, 2026 USD ($)
Fees Summary [Line Items]
Total Offering	$ 10,919,402.60
Previously Paid Amount	1,499.71
Total Fee Amount	1,507.97
Total Offset Amount	(0)
Net Fee	$ 8.26